                                                                   EXHIBIT 10.37

                      CREATIVE MASTER INTERNATIONAL, INC.
                            1998 STOCK OPTION PLAN

                       NOTICE OF STOCK OPTION GRANT AND
                            STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the capitalized terms used herein shall have the meanings ascribed to them in the 1998 Stock Option Plan (the "Plan").

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Grant, as follows:

     Optionee                            ___________________

     Date of Grant                       ___________________

     Exercise Price per Share            ___________________

     Total Number of Shares Granted      ___________________

     Type of Option:                     ___________________

     Expiration Date:                    ___________________

     Vesting Schedule:
     ----------------

          This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

          This Option shall vest and become fully exercisable with respect to 25% of the Shares covered by this Option on the date which is six months after the date of grant of this Option. Thereafter, this Option will vest and become fully exercisable with respect to the remaining 75% of the Shares covered by this Option over a period of 42 months, on a pro rata basis at the end of each subsequent month.

     Termination Period:
     ------------------

          If Optionee ceases to be a Service Provider (other than by reason of Optionee's death or disability), this Option shall remain exercisable, to the extent it is vested and exercisable as of the date Optionee ceases to be a Service Provider, for three months after Optionee ceases

                                       1.

to be a Service Provider. If Optionee ceases to be a Service Provider by reason of Optionee's death or disability, this Option shall remain exercisable, to the extent it is vested and exercisable as of the date Optionee ceases to be a Service Provider, for one year after Optionee ceases to be a Service Provider. The Option shall terminate and be canceled with respect to the non-vested portion thereof on the date Optionee ceases to be a Service Provider. In no event may this Option be exercised after the Expiration Date as provided above.

II.  AGREEMENT
     ---------

     1.   Grant of Option.  The Administrator of the Company hereby grants to
          ---------------
the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Grant, the terms and conditions of the Plan shall prevail. As a material inducement to the Company for the grant of this Option, the optionee agrees to enter into the Company's standard form of confidentiality and intellectual property agreement if such an agreement has not already been executed.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO"). If no designation is made, this Option shall be presumed to be an NSO.

     2.   Exercise of Option.
          ------------------

          (a) Right to Exercise.  This Option shall be and become exercisable
              -----------------
during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Grant.

          (b) Method of Exercise.  This Option shall be exercisable by delivery
              ------------------
of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

                                       2.

          (c) Tax Withholding.  As a condition to exercise of this Option, the
              ---------------
Company may require Optionee to pay over to the Company all applicable federal, state and local taxes that the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Common Stock of the Company otherwise issuable to Optionee upon the exercise of this Option.

     3.   Optionee's Representations.  In the event the Shares have not been
          --------------------------
registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4.   Lock-Up Period.  Optionee hereby agrees that, if so requested by the
          --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5.   Method of Payment.  Payment of the aggregate Exercise Price shall be:
          -----------------

          (a)  by cash or check; or

          (b) in the sole discretion of the Administrator and upon request of the Optionee, by either of the following, or a combination thereof:

              (1) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

              (2) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     6.   Restrictions on Exercise.  This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares

                                       3.

upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     7.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Grant shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9.   Certain U.S. Tax Consequences.  Set forth below is a brief summary as
          -----------------------------
of the date of this Option of some of the U.S. federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES AS TO ALL OF THE TAX CONSEQUENCES, INCLUDING NON-U.S. TAX CONSEQUENCES, TO THE OPTIONEE OF SUCH EXERCISE OR DISPOSITION.

          (a) Exercise of ISO.  If this Option qualifies as an ISO, there will
              ---------------
be no regular U.S. federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (b) Exercise of Nonstatutory Stock Option.  There may be a regular
              -------------------------------------
U.S. federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (c) Disposition of Shares.  In the case of an NSO, if Shares are held
              ---------------------
for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for U.S. federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for U.S. federal income tax purposes. If Shares purchased under an ISO are disposed of within

                                       4.

one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or
(2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (d) Notice of Disqualifying Disposition of ISO Shares.  If the Option
              -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     10.  Entire Agreement; Governing Law.  The Plan is incorporated herein by
          -------------------------------
reference. The Plan and this Option Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

     11.  No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES
          ---------------------------------
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION GRANT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and of the Information Booklet relating to the Plan, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Grant in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Grant. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

                                       5.

OPTIONEE:                          CREATIVE MASTER INTERNATIONAL, INC.


                                   By
-------------------------------      ----------------------------------
Signature


-------------------------------    ------------------------------------
Print Name                         Title


-------------------------------


-------------------------------
Residence Address

                                       6.

                                   EXHIBIT A

                             1998 STOCK OPTION PLAN

                                EXERCISE NOTICE


Creative Master International, Inc.
Casey Ind. Bldg., 8th Floor
18 Bedford Rd, Taikoktsui
Kowloon, Hong Kong
Attention:  Chief Financial Officer


1.   Exercise of Option.  Effective as of today,                             ,
     ------------------                          ----------------------------
the undersigned ("Optionee") hereby elects to exercise Optionee's option to
purchase            shares of the Common Stock (the "Shares") of Creative Master
         ----------
International, Inc. (the "Company") under and pursuant to the 1998 Stock Option Plan (the "Plan") and the Stock Option Grant dated
                                                   ---------------------------
(the "Option Grant").

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price of the Shares, as set forth in the Option Grant.

     3.   Representations of Optionee.  Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Option Grant and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder.  Until the issuance of the Shares (as evidenced
          ---------------------
by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise provided in Section 11 of the Plan.

     5.   Tax Consultation.  Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

                                       7.

     6.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a) Legends.  Optionee understands and agrees that the Company shall
              -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          (b) Stop-Transfer Notices.  Optionee agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.   Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8.   Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     9.   Entire Agreement.  The Plan and Option Grant are incorporated herein
          ----------------
by reference. This Agreement, the Plan, the Option Grant and the Investment Representation Statement constitute the

                                       8.

entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                        Accepted by:

OPTIONEE:                            CREATIVE MASTER INTERNATIONAL, INC.



                                     By
-------------------------------        ----------------------------------
Signature


-------------------------------      ------------------------------------
Print Name                           Title



-------------------------------      ------------------------------------
                                     Date Received

-------------------------------
Residence Address

                                       9.

                                   EXHIBIT B

                      INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:  CREATIVE MASTER INTERNATIONAL, INC.

SECURITY: COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

                                      10.

     (c) Optionee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     (d) Optionee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                        Signature of Optionee:


                                        ----------------------------------
                                        Date:                    , 19
                                             --------------------    --

                                      11.